Exhibit 4.1

NUMBER	SHARES

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP: 67091K302

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH

OF THE COMMON STOCK OF

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE COMPANY AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:
	President	Secretary

By:
Transfer Agent

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT — Custodian

TEN ENT— as tenants by the entireties	(Cust) (Minor)

JT TEN — as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Nuverra Environmental Solutions, Inc. (the “Company”) will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Second Amended and Restated Certificate of Incorporation of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

FOR VALUE RECEIVED,                                                          HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                        SHARES OF THE CAPITAL STOCK REPRESENTED

BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                  ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED

BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND

LOAN ASSOCIATIONS AND CREDIT UNIONS

WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION

PROGRAM, PURSUANT TO SECURITIES AND

EXCHANGE COMMISSION RULE 17Ad-15).

THE SIGNATURE(S) MUST BE GUARANTEED

BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND

LOAN ASSOCIATIONS AND CREDIT UNIONS

WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION

PROGRAM, PURSUANT TO SECURITIES AND

EXCHANGE COMMISSION RULE 17Ad-15).